                                                                  EXHIBIT 23.2


                           CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Post Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 333-56617) pertaining to the Great Lakes REIT Amended and Restated Option Plan For Independent Trustees of Great Lakes REIT of our reports indicated below filed with the Securities and Exchange Commission.


                 Financial Statements                   Date of Auditors' Report
                 ---------------------                  -------------------------

Consolidated financial statements and schedule of        January 29, 1998,
Great Lakes REIT, Inc. included in its Annual Report     except for Note 14
(Form 10-K) for the year ended December 31, 1997         as to which the
                                                         date is March 13,
                                                         1998

Statement of revenue and certain expenses of TRI-        December 17, 1997
ATRIA Office Building for the year ended December 31,
1996 included in the Current Report (Form 8-K/A) of
Great Lakes REIT, Inc. dated February 6, 1998

Statement of revenue and certain expenses of 777         December 19, 1997
Eisenhower Plaza for the year ended December 31, 1996
included in the Current Report (Form 8-K/A) of Great
Lakes REIT, Inc. dated February 6, 1998

Statement of revenue and certain expenses of Star        April 9, 1998
Bank Office Building for the year ended December 31,
1997 included in the Current Report (Form 8-K/A) of
Great Lakes REIT, Inc. dated June 18, 1998

Combined statement of revenue and certain expenses of    May 21, 1998
Milwaukee Portfolio for the year ended December 31,
1997 included in the Current Report (Form 8-K/A) of
Great Lakes REIT, Inc. dated June 18, 1998

Combined statement of revenue and certain expenses of    June 18, 1998
Inverness Properties for the year ended December 31,
1997 included in the Current Report (Form 8-K/A) of
Great Lakes REIT, Inc. dated July 24, 1998

                                   Ernst & Young LLP

Chicago, Illinois
July 28, 1998